ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
ASSETS
Investments in hotel properties, net	$3,484,019	$—	$3,484,019
Cash and cash equivalents	120,916	—	120,916
Restricted cash	89,495	—	89,495
Marketable securities	1,741	—	1,741
Accounts receivable, net of allowance of $757	19,379	—	19,379
Inventories	2,753	—	2,753
Notes receivable, net	8,121	—	8,121
Investment in OpenKey	2,980	—	2,980
Deferred costs, net	1,902	—	1,902
Prepaid expenses	20,099	—	20,099
Derivative assets, net	1,680	—	1,680
Operating lease right-of-use assets	45,250	—	45,250
Other assets	25,942	—	25,942
Intangible assets, net	797	—	797
Due from related parties, net	6,015	—	6,015
Due from third-party hotel managers	13,187	—	13,187
Total assets	$3,844,276	$—	$3,844,276

LIABILITIES AND EQUITY (DEFICIT)
Liabilities:
Indebtedness, net	$3,703,838	$35,899	$3,739,737
Accounts payable and accrued expenses	100,110	—	100,110
Accrued interest payable	91,274	—	91,274
Dividends and distributions payable	868	—	868
Due to Ashford Inc., net	4,885	—	4,885
Due to third-party hotel managers	344	—	344
Intangible liabilities, net	2,277	—	2,277
Operating lease liabilities	45,456	—	45,456
Other liabilities	5,462	—	5,462
Total liabilities	3,954,514	35,899	3,990,413

Redeemable noncontrolling interests in operating partnership	20,666	(134)	20,532
Equity (deficit):
Preferred stock, $0.01 par value, 50,000,000 shares authorized :
Series D Cumulative Preferred Stock 2,389,393 shares issued and outstanding at September 30, 2020	24	—	24
Series F Cumulative Preferred Stock 4,800,000 shares issued and outstanding at September 30, 2020	48	—	48
Series G Cumulative Preferred Stock 6,200,000 shares issued and outstanding at September 30, 2020	62	—	62
Series H Cumulative Preferred Stock 3,800,000 shares issued and outstanding at September 30, 2020	38	—	38
Series I Cumulative Preferred Stock 5,400,000 shares issued and outstanding at September 30, 2020	54	—	54
Common stock, $0.01 par value, 400,000,000 shares authorized, 14,628,248 shares issued and outstanding at September 30, 2020	146	—	146
Additional paid-in capital	1,842,470	—	1,842,470
Accumulated deficit	(1,974,010)	(35,765)	(2,009,775)
Total shareholders' equity (deficit) of the Company	(131,168)	(35,765)	(166,933)
Noncontrolling interests in consolidated entities	264	—	264
Total equity (deficit)	(130,904)	(35,765)	(166,669)
Total liabilities and equity/deficit	$3,844,276	$—	$3,844,276

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
REVENUE
Rooms	$79,599	$—	$79,599
Food and beverage	5,000	—	5,000
Other	8,111	—	8,111
Total hotel revenue	92,710	—	92,710
Other	333	—	333
Total revenue	93,043	—	93,043
EXPENSES
Hotel operating expenses
Rooms	19,752	—	19,752
Food and beverage	4,904	—	4,904
Other expenses	53,424	—	53,424
Management fees	5,070	—	5,070
Total hotel operating expenses	83,150	—	83,150
Property taxes, insurance and other	20,876	—	20,876
Depreciation and amortization	62,909	—	62,909
Impairment charges	29,926	—	29,926
Advisory services fee:
Base advisory fee	8,654	—	8,654
Reimbursable expenses	1,557	—	1,557
Non-cash stock/unit-based compensation	2,122	—	2,122
Corporate, general and administrative:
Non-cash stock/unit-based compensation	342	—	342
Other general and administrative	7,662	—	7,662
Total operating expenses	217,198	—	217,198
Gain (loss) on sale of assets and hotel properties	(40,370)	—	(40,370)
OPERATING INCOME (LOSS)	(164,525)	—	(164,525)
Equity in earnings (loss) of unconsolidated entities	(121)	—	(121)
Interest income	12	—	12
Other income (expense), net	(6,179)	—	(6,179)
Interest expense, net of premium amortization	(28,611)	(35,899)	(64,510)
Amortization of loan costs	(2,484)	—	(2,484)
Write-off of premiums, loan costs and exit fees	(9,469)	—	(9,469)
Gain (loss) on extinguishment of debt	90,325	—	90,325
Unrealized gain (loss) on marketable securities	(758)	—	(758)
Unrealized gain (loss) on derivatives	6,449	—	6,449
INCOME (LOSS) BEFORE INCOME TAXES	(115,361)	(35,899)	(151,260)
Income tax benefit (expense)	(366)	—	(366)
NET INCOME (LOSS)	(115,727)	(35,899)	(151,626)
(Income) loss attributable to noncontrolling interest in consolidated entities	72	—	72
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	17,344	4,929	22,273
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(98,311)	(30,970)	(129,281)
Preferred dividends	(10,644)	—	(10,644)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(108,955)	$(30,970)	$(139,925)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(9.26)	$(2.63)	$(11.89)
Weighted average common shares outstanding – basic	11,767	—	11,767
Diluted:
Net income (loss) attributable to common stockholders	$(9.26)	$(2.63)	$(11.89)
Weighted average common shares outstanding – diluted	11,767	—	11,767
Dividends declared per common share:	$—	$—	$—

	Nine Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
REVENUE
Rooms	$332,845	$—	$332,845
Food and beverage	54,147	—	54,147
Other	29,612	—	29,612
Total hotel revenue	416,604	—	416,604
Other	1,381	—	1,381
Total revenue	417,985	—	417,985
EXPENSES
Hotel operating expenses
Rooms	84,860	—	84,860
Food and beverage	43,268	—	43,268
Other expenses	203,279	—	203,279
Management fees	20,008	—	20,008
Total hotel operating expenses	351,415	—	351,415
Property taxes, insurance and other	62,048	—	62,048
Depreciation and amortization	194,275	—	194,275
Impairment charges	85,144	—	85,144
Advisory services fee:
Base advisory fee	26,128	—	26,128
Reimbursable expenses	4,955	—	4,955
Non-cash stock/unit-based compensation	6,765	—	6,765
Corporate, general and administrative:
Non-cash stock/unit-based compensation	1,081	—	1,081
Other general and administrative	15,123	—	15,123
Total operating expenses	746,934	—	746,934
Gain (loss) on sale of assets and hotel properties	(36,753)	—	(36,753)
OPERATING INCOME (LOSS)	(365,702)	—	(365,702)
Equity in earnings (loss) of unconsolidated entities	(279)	—	(279)
Interest income	664	—	664
Other income (expense), net	(7,806)	—	(7,806)
Interest expense, net of premium amortization	(163,658)	(35,899)	(199,557)
Amortization of loan costs	(12,604)	—	(12,604)
Write-off of premiums, loan costs and exit fees	(11,499)	—	(11,499)
Gain (loss) on extinguishment of debt	90,325	—	90,325
Unrealized gain (loss) on marketable securities	(1,756)	—	(1,756)
Unrealized gain (loss) on derivatives	11,063	—	11,063
INCOME (LOSS) BEFORE INCOME TAXES	(461,252)	(35,899)	(497,151)
Income tax benefit (expense)	1,519	—	1,519
NET INCOME (LOSS)	(459,733)	(35,899)	(495,632)
(Income) loss attributable to noncontrolling interest in consolidated entities	240	—	240
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	72,365	4,929	77,294
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(387,128)	(30,970)	(418,098)
Preferred dividends	(31,932)	—	(31,932)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(419,060)	$(30,970)	$(450,030)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(39.03)	$(2.89)	$(41.92)
Weighted average common shares outstanding – basic	10,721	—	10,721
Diluted:
Net income (loss) attributable to common stockholders	$(39.03)	$(2.89)	$(41.92)
Weighted average common shares outstanding – diluted	10,721	—	10,721
Dividends declared per common share:	$—	$—	$—

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(115,727)	$(35,899)	$(151,626)
Interest expense and amortization of premiums and loan costs, net	31,095	35,899	66,994
Depreciation and amortization	62,909	—	62,909
Income tax expense (benefit)	366	—	366
Equity in (earnings) loss of unconsolidated entities	121	—	121
Company's portion of EBITDA of OpenKey	(121)	—	(121)
EBITDA	(21,357)	—	(21,357)
Impairment charges on real estate	29,926	—	29,926
(Gain) loss on sale of assets and hotel properties	40,370	—	40,370
EBITDAre	48,939	—	48,939
Amortization of unfavorable contract liabilities	57	—	57
Write-off of premiums, loan costs and exit fees	9,469	—	9,469
(Gain) loss on extinguishment of debt	(90,325)	—	(90,325)
Other (income) expense, net	6,179	—	6,179
Transaction and conversion costs	5,795	—	5,795
Legal, advisory and settlement costs	226	—	226
Unrealized (gain) loss on marketable securities	758	—	758
Unrealized (gain) loss on derivatives	(6,449)	—	(6,449)
Dead deal costs	28	—	28
Non-cash stock/unit-based compensation	2,593	—	2,593
Company's portion of adjustments to EBITDAre of OpenKey	3	—	3
Adjusted EBITDAre	$(22,727)	$—	$(22,727)

	Nine Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(459,733)	$(35,899)	$(495,632)
Interest expense and amortization of premiums and loan costs, net	176,262	35,899	212,161
Depreciation and amortization	194,275	—	194,275
Income tax expense (benefit)	(1,519)	—	(1,519)
Equity in (earnings) loss of unconsolidated entities	279	—	279
Company's portion of EBITDA of OpenKey	(277)	—	(277)
EBITDA	(90,713)	—	(90,713)
Impairment charges on real estate	85,144	—	85,144
(Gain) loss on sale of assets and hotel properties	36,753	—	36,753
EBITDAre	31,184	—	31,184
Amortization of unfavorable contract liabilities	165	—	165
(Gain) loss on insurance settlements	(148)	—	(148)
Write-off of premiums, loan costs and exit fees	11,499	—	11,499
(Gain) loss on extinguishment of debt	(90,325)	—	(90,325)
Other (income) expense, net	7,838	—	7,838
Transaction and conversion costs	8,330	—	8,330
Legal, advisory and settlement costs	411	—	411
Unrealized (gain) loss on marketable securities	1,756	—	1,756
Unrealized (gain) loss on derivatives	(11,063)	—	(11,063)
Dead deal costs	144	—	144
Non-cash stock/unit-based compensation	8,340	—	8,340
Company's portion of adjustments to EBITDAre of OpenKey	12	—	12
Adjusted EBITDAre	$(31,857)	$—	$(31,857)

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”) AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(115,727)	$(35,899)	$(151,626)
(Income) loss attributable to noncontrolling interest in consolidated entities	72	—	72
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	17,344	4,929	22,273
Preferred dividends	(10,644)	—	(10,644)
Net income (loss) attributable to common stockholders	(108,955)	(30,970)	(139,925)
Depreciation and amortization on real estate	62,870	—	62,870
(Gain) loss on sale of assets and hotel properties	40,370	—	40,370
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(17,344)	(4,929)	(22,273)
Equity in (earnings) loss of unconsolidated entities	121	—	121
Impairment charges on real estate	29,926	—	29,926
Company's portion of FFO of OpenKey	(122)	—	(122)
FFO available to common stockholders and OP unitholders	6,866	(35,899)	(29,033)
Write-off of premiums, loan costs and exit fees	9,469	—	9,469
(Gain) loss on extinguishment of debt	(90,325)	—	(90,325)
Other (income) expense, net	6,179	—	6,179
Transaction and conversion costs	5,795	—	5,795
Legal, advisory and settlement costs	226	—	226
Unrealized (gain) loss on marketable securities	758	—	758
Unrealized (gain) loss on derivatives	(6,449)	—	(6,449)
Dead deal costs	28	—	28
Non-cash stock/unit-based compensation	2,593	—	2,593
Amortization of loan costs	2,482	—	2,482
Company's portion of adjustments to FFO of OpenKey	3	—	3
Adjusted FFO available to common stockholders and OP unitholders	$(62,375)	$(35,899)	$(98,274)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(4.57)	$(2.63)	$(7.20)
Weighted average diluted shares	13,654	—	13,654

	Nine Months Ended September 30, 2020
	As Previously Reported	Adjustments	As Adjusted
Net income (loss)	$(459,733)	$(35,899)	$(495,632)
(Income) loss attributable to noncontrolling interest in consolidated entities	240	—	240
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	72,365	4,929	77,294
Preferred dividends	(31,932)	—	(31,932)
Net income (loss) attributable to common stockholders	(419,060)	(30,970)	(450,030)
Depreciation and amortization on real estate	194,138	—	194,138
(Gain) loss on sale of assets and hotel properties	36,753	—	36,753
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(72,365)	(4,929)	(77,294)
Equity in (earnings) loss of unconsolidated entities	279	—	279
Impairment charges on real estate	85,144	—	85,144
Company's portion of FFO of OpenKey	(280)	—	(280)
FFO available to common stockholders and OP unitholders	(175,391)	(35,899)	(211,290)
Write-off of premiums, loan costs and exit fees	11,499	—	11,499
(Gain) loss on extinguishment of debt	(90,325)	—	(90,325)
(Gain) loss on insurance settlements	(148)	—	(148)
Other (income) expense, net	7,838	—	7,838
Transaction and conversion costs	8,330	—	8,330
Legal, advisory and settlement costs	411	—	411
Unrealized (gain) loss on marketable securities	1,756	—	1,756
Unrealized (gain) loss on derivatives	(11,063)	—	(11,063)
Dead deal costs	144	—	144
Non-cash stock/unit-based compensation	8,340	—	8,340
Amortization of loan costs	12,598	—	12,598
Company's portion of adjustments to FFO of OpenKey	12	—	12
Adjusted FFO available to common stockholders and OP unitholders	$(225,999)	$(35,899)	$(261,898)
Adjusted FFO per diluted share available to common stockholders and OP unitholders	$(17.92)	$(2.85)	$(20.77)
Weighted average diluted shares	12,612	—	12,612